SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            PHOTO CONTROL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            PHOTO CONTROL CORPORATION

                                  APRIL 1, 1997


TO THE SHAREHOLDERS OF PHOTO CONTROL CORPORATION:


         You are cordially invited to attend our Annual Meeting of Shareholders to be held on Thursday, May 8, 1997 at 3:30 p.m., Daylight Savings Time, at First Bank, Marquette Office, 6th and Marquette, Minneapolis, Minnesota.

         The formal Notice of meeting, Proxy Statement and Proxy are enclosed.

         Regardless of whether you plan to attend the Meeting, I shall appreciate your completing and signing the accompanying Proxy and returning it in the enclosed envelope.


                                          Very truly yours,


                                          Leslie A. Willig
                                          Chairman of the Board of Directors




                            PHOTO CONTROL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 8, 1997



TO THE SHAREHOLDERS OF PHOTO CONTROL CORPORATION:

         The Annual Meeting of Shareholders of Photo Control Corporation, a Minnesota Corporation (the "Company"), will be held at 3:30 p.m., Thursday, May 8, 1997, at First Bank, Marquette Office, 6th and Marquette, Minneapolis, Minnesota.

         The items of business are:

         1. To consider and act upon a proposal to set the number of members of the Board of Directors at six.

         2. To elect two directors to hold office for a term of three years, ending in 2000 or until a successor is elected.

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Only Shareholders of record as shown on the books of the Company at the close of business on March 10, 1997, will be entitled to vote at the Meeting or any adjournment thereof.

         This Notice, the Proxy Statement, and the enclosed Proxy are sent to you by order of the Board of Directors.

                                                     Mark J. Simonett
                                                     Secretary

Date:  April 1, 1997
Minneapolis, Minnesota




TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.



                            PHOTO CONTROL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 1997

                                 PROXY STATEMENT


         The accompanying proxy is solicited by the Board of Directors of Photo Control Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on May 8, 1997, and at all adjournments thereof, for the purposes set forth in the Notice of Meeting.

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting materials, as well as the cost of forwarding such materials to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone. The Company expects that this Proxy Statement and the accompanying form of proxy will be mailed to Shareholders on or about April 1, 1997.

         Any Shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary of the Company or by submitting to the Secretary another proxy bearing a later date. Proxies will be voted as specified by Shareholders. Proxies which are signed but which lack such specification will be voted in favor of each proposal.

         The mailing address of the principal executive office of the Company is 4800 Quebec Avenue North, Minneapolis, Minnesota 55428.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 10, 1997, as the record date for the determination of the Shareholders entitled to vote at the Annual Meeting. Persons who were not Shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 10, 1997, there were 1,604,163 outstanding shares of Common Stock, par value $.08 per share, which is the only outstanding class of voting stock of the Company.

         A quorum must be present in order to transact business at the Annual Meeting. A quorum is present if the holders of a majority of all shares outstanding and entitled to vote are represented either in person or by proxy. Each share of Common Stock is entitled to one vote. The proposal to set the number of directors at six requires the affirmative vote of the holders of a majority of the total voting power present in person or by proxy and entitled to vote. Abstentions from voting on setting the number of directors at six will have the effect of votes against, while broker non-votes are treated as shares not voted.

         The election of each director shall be decided by plurality vote. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) will not affect the outcome. Holders of the Common Stock are not entitled to cumulate their votes for the election of directors.

                              ELECTION OF DIRECTORS

                           (PROPOSALS NUMBER 1 AND 2)

         The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors for the ensuing year. Such number shall not be less than three and not more than six. The Bylaws of the Company also provide for three classes of directors with terms staggered so as to require the election of only one class of directors each year. The terms of two directors belonging to Class III ends with the 1997 Annual Meeting. The Board of Directors therefore recommends that the number of directors of the Company be set at six and that two directors be elected at the 1997 Annual Meeting.

         The Board of Directors nominates James R. Loomis and William L. Norman for reelection as directors of the Company. If elected, Messrs. Loomis and Norman will serve for a three-year term as the Class III directors of the Board of Directors and until their successors are elected and qualified.

         Both Mr. Loomis and Mr. Norman are members of the present Board of Directors and were elected at the 1994 Annual Meeting of Shareholders. If prior to the 1997 Annual Meeting of Shareholders it should become known to the Board of Directors that either Mr. Loomis or Mr. Norman will be unable to serve after the Annual Meeting as a director by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominees as is selected by the Board of Directors. Alternately, the proxies may, at the discretion of the Board of Directors, not be voted as a result of death, incapacity, or other unexpected occurrence. However, in no event will the proxies be voted for more than two nominees. The Board of Directors has no reason to believe that either Mr. Loomis or Mr. Norman will be unable to serve.

         Following is information about the nominees and all other directors of the Company.


NAME OF                                                       PRINCIPAL OCCUPATION(S)
NOMINEE OR                    CURRENT POSITION(S)             AND EMPLOYMENT DURING                          DIRECTOR
DIRECTOR          AGE         WITH THE COMPANY                PAST FIVE YEARS                                SINCE

-----------------------------------------------------------------------------------------------------------------------

NOMINEES FOR 3 YEAR TERM
-----------------------------------------------------------------------------------------------------------------------

James R.          71          Director                        Mr. Loomis retired in                          May,
Loomis                                                        February, 1992 as Chairman                     1986
(Class III)                                                   and Chief Executive Officer
                                                              of Magnavox Electronic Systems
                                                              Co., a position he held since
                                                              May, 1990.  Magnavox Electronic
                                                              Systems Co. has its headquarters
                                                              in Fort Wayne, Indiana and is a
                                                              manufacturer of electronic
                                                              equipment.  From 1980 to 1990,
                                                              Mr. Loomis had been President
                                                              and Chief Operating Officer of that
                                                              company


William L.        56          Director,                       Mr. Norman is the founder of                   February,
Norman                        President of                    Norman Enterprises, Inc., of                   1978
(Class III)                   Norman                          Burbank, California, a wholly-
                              Enterprises, Inc.               owned subsidiary of the Company
                                                              and a manufacturer of electronic
                                                              flash equipment.  He has been
                                                              the president of Norman
                                                              Enterprises, Inc., for more
                                                              than five years.  In July 1994, a
                                                              California real estate partnership
                                                              for which Mr. Norman is a general
                                                              partner filed for protection under
                                                              Chapter 11 under the U.S. Bankruptcy
                                                              Code.



----------------------------------------------------------------------------------------------------------------------------
INCUMBENT DIRECTORS WHOSE TERMS EXPIRE IN 1998
----------------------------------------------------------------------------------------------------------------------------


Leslie A.         71          Chairman of the                 Mr. Willig, who received a                     June,
Willig                        Board, Chief                    Ph.D. in Industrial                            1974
(Class I)                     Executive Officer,              Management from the School
                              President and                   of Business of the University
                              Director                        of Iowa in 1956, has been a
                                                              member and Chairman of the
                                                              Board of Directors of the Company
                                                              since June, 1974, has been its Chief
                                                              Executive Officer since August, 1974
                                                              and has been its President since
                                                              May, 1975. For more than five
                                                              years, Mr. Willig also has acted as
                                                              a self-employed business and real
                                                              estate broker in Indiana.


George A.         71          Director                        Mr. Kiproff is a retired                       July,
Kiproff                                                       President of DEK Identification                1967
(Class I)                                                     Systems, a firm producing
                                                              identification cards and drivers
                                                              licenses which is headquartered in
                                                              Fort Wayne, Indiana. He also
                                                              acted as public accountant in Fort
                                                              Wayne.


-----------------------------------------------------------------------------------------------------
Incumbent Director whose term expires in 1999
---------------------------------------------------------------------------------------------


Thomas J.         75          Director                        Mr. Cassady is a retired                       February,
Cassady                                                       President and Vice Chairman of                 1978
(Class II)                                                    Merrill Lynch, Pierce, Fenner &
                                                              Smith, Inc.  He also served that
                                                              Company as a member of its
                                                              Executive Committee.  He is also a
                                                              director of BCT International,
                                                              Inc.

Joe M.            78          Director                        Mr. Kilgore has practiced law as a             March,
Kilgore                                                       partner in the firm of McGinnis,               1995
(Class II)                                                    Lochridge and Kilgore, Austin, Texas
                                                              for more than five years.  He served in
                                                              the U.S. House of Representatives for
                                                              five terms and holds the rank of Major
                                                              General in the Air Force Reserve
                                                              (Retired).  He is a member of the Board of
                                                              Directors of Texas Regional Bancshares, Inc
                                                              and the Texas State Bank.
                                                              He is a member of the Board of
                                                              Trustees of the Scott and White
                                                              Memorial Hospital and Scott,
                                                              Sherwood and Brindley Foundation.
                                                              He is also a director of Reno Air, Inc.


                                 BOARD MEETINGS

         The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no separate Nominating Committee but acts as a whole in that capacity. The Compensation Committee reviews and recommends compensation for officers and directors of the Company, and the Audit Committee assists the Board in satisfying its responsibilities relating to the accounting, auditing and reporting practices of the Company.

         Each committee consists of the four independent members, James R. Loomis, Joe M. Kilgore, George A. Kiproff, and Thomas J. Cassady. The Compensation Committee met once and the Audit Committee met twice during fiscal year 1996. All the members of each committee attended all of the committee meetings during the year.

         The Company's Board of Directors held four meetings during fiscal year 1996. With one exception, all the directors attended all the meetings of the Board during the year. Mr. Kiproff missed one meeting.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the cash and noncash compensation of each of the last three years awarded to or earned for the CEO and the other most highly compensated executive officers of the Company and/or Norman Enterprises, Inc.
(NEI) and/or Nord Photo Engineering, Inc. (NPE). NEI and NPE are wholly-owned subsidiaries of the Company.


                                                                                         LONG-TERM            ALL
                                                ANNUAL COMPENSATION                    COMPENSATION          OTHER
NAME & PRINCIPAL POSITION              YEAR           SALARY ($)        BONUS ($) (1)     OPTIONS (#)     COMPENSATION ($)(3)

LESLIE A. WILLIG                       1996            155,000               0            10,000               844
Chairman, President and                1995            148,000          35,000(2)              0                 0
Chief Executive Officer                1994            148,000               0                 0             9,044

WILLIAM L. NORMAN                      1996            120,500               0            10,000             6,769
President of Norman                    1995            120,500          21,000(2)              0             5,565
Enterprises, Inc.                      1994            120,000               0            10,000             4,965

CURTIS R. JACKELS                      1996             94,500               0             5,000             2,065
Vice President-Treasurer               1995             92,000          14,000(2)              0             1,480
                                       1994             92,000               0                 0             7,001

PATRICK J. GILLIGAN                    1996             95,000               0             5,000               413
Executive Vice President               1995             95,000          14,000(2)              0                 0
President of Nord Photo                1994             90,000           4,144(1)              0             5,721
Engineering,Inc.


(1) Cash bonuses have been included as compensation for the year earned even though such bonuses were actually calculated and paid in different years. The aggregate amount allocated for bonuses for a particular year is established by the Board of Directors and normally is equal to a percentage of the Company's consolidated corporate pretax profits for the year. Generally, an officer will not be entitled to a cash bonus unless the pretax profit of the Company or of the subsidiary or division for which the officer is responsible exceeds an amount which is approved by the Board of Directors and the individual meets the performance criteria determined by the President of the Company. (No bonuses under this plan were earned in 1996.)

(2) All optionees, upon exercise of their non-qualified stock option, receive a cash bonus of 5% of the exercise price if exercised in the third year of the option; 10% if exercised in the fourth year and 40% if exercised in the fifth year. Each of the officers received a 40% cash bonus during 1995 upon exercise of these stock options.

(3) All other compensation includes the portion of the Company's contribution to a profit sharing plan which became vested in 1996 (Mr. Willig - $844, Mr. Norman
- $480, Mr. Jackels - $376, and Mr. Gilligan - $413) and the compensation accrued for the Executive Salary Continuation Plan during 1996 (Mr. Norman - $6,289 and Mr. Jackels - $1,689).



OPTION GRANTS IN 1996

The following tables summarize option grants and exercises during 1996 to the officer named in the Summary Compensation Table.


                                                             INDIVIDUAL GRANTS

                                              % OF TOTAL
                         OPTIONS            OPTIONS GRANTED          EXERCISE
                         GRANTED            TO EMPLOYEES IN        OR BASE PRICE           EXPIRATION
NAME                     (#) (1)              FISCAL YEAR            ($/SHARE)              DATE (2)

L.  A.  WILLIG           10,000                   8.7%                  3.75             August 8, 2001

W. L. NORMAN             10,000                   8.7%                  3.75             August 8, 2001

C.R. JACKELS              5,000                   4.3%                  3.75             August 8, 2001

P.J. GILLIGAN             5,000                   4.3%                  3.75             August 8, 2001

(1) In 1983, the Board of Directors adopted the Company's 1983 Stock Option
Plan. Pursuant to the Plan, the Board determines which directors, officers or employees of the Company or its subsidiaries will receive stock options, the number of shares to be covered by each option, the option exercise price, and the other terms and conditions of the option. Unless otherwise determined by the Board of Directors, an option under the plan is to be granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, will have a term not exceeding five years, will be exercisable in installments rather than being immediately exercisable in full, and may provide for the payment of a cash bonus to the optionee (to help cover federal income tax withholding requirements) at the time the option is exercised. The cash bonuses are 5% of the exercise price if exercised in the third year of the option, 10% if exercised in the fourth year and 40% if exercised in the fifth year.

(2) Stock options expire on the fifth anniversary of the grant date. The optionee may not purchase any of the option shares until after the second anniversary of the grant date. During each of the three years following the second anniversary of the grant, the optionee's rights to purchase are vested thirty-three and one-third percent (33 1/3%) of the total number of shares of Common Stock granted.

AGGREGATED OPTION EXERCISES IN 1996 AND DECEMBER 31, 1996 OPTION VALUE

There were no options exercised by officers in 1996 and no unexercised options were in-the-money at December 31, 1996.

                          NUMBER OF UNEXERCISED OPTIONS
                              AT DECEMBER 31, 1996

NAME                       EXERCISABLE                    UNEXERCISABLE

L.  A.  WILLIG                10,000                         15,000
W. L. NORMAN                   3,334                         16,666
C. R. JACKELS                  3,334                          6,666
P. J. GILLIGAN                 6,667                          8,333


COMPENSATION OF DIRECTORS


         Each director who is not an employee of the Company or subsidiaries ("outside director") receives an annual retainer of $12,000. Also, a fee of $500 is paid to each outside director for each board or committee meeting attended. Those directors who are employees are not specifically compensated for their duties as directors. The total amount paid to all directors for services as directors during fiscal year 1996 was $72,500. Also, under the Company's stock option plan, each participant is eligible to receive a cash bonus upon certain option exercises. (See Option Grants in 1996 for details of plan).


EXECUTIVE SALARY CONTINUATION PLAN

         In 1985, the Board of Directors adopted an Executive Salary Continuation Plan to provide salary continuation benefits to selected executives of the Company. Pursuant to the Plan the Board of Directors determines which key executive employees may participate in the Plan. Each participant who continues in employment with the Company or one of its subsidiaries until age 65, or dies while employed by the Company, shall be entitled to receive salary continuation benefits payable monthly for not less than 15 years. In the event of the death of a participant, payments will be made to the participant's beneficiary. If a participant dies before reaching age 67, salary continuation benefits will be paid to the beneficiary of the participant for 15 years or until the participant would have reached the age 67, whichever is longer. The amount of the salary continuation benefits to be paid each year is 20% of the projected annual salary of the participant at age 67. The projected annual salary is equal to the salary the participant would receive at age 67 if his salary on August 9, 1985, (the date of adoption of the Plan) was increased by 5% each year until the participant reached age 67. The Company maintains a life insurance policy for the individuals covered under the Plan, the proceeds of which are intended to reimburse the Company for payment of salary continuation benefits. For the participating individuals the estimated annual payment, assuming retirement at age 67, is as follows: L.A. Willig, $32,832, W.L. Norman, $36,150, and C.R. Jackels, $48,534.


                             PRINCIPAL SHAREHOLDERS

         The only persons known to the Company to be beneficial owners of more than five percent of the Company's Common Stock, $.08 par value, as of March 10, 1997, are set forth in the table below. Unless otherwise indicated the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address                    Amount Beneficially            Percent of
of Beneficial Owner                 Owned                           Class (1)
-----------------------------------------------------------------------------

Joe M. Kilgore                       80,537                            5.02%
1300 Capitol Center
919 Congress Avenue
Austin, Texas

Richard P. Kiphart                  136,093                            8.48%
222 West Adams Street
Chicago,  Illinois

Leslie A. Willig                    210,256(2)                        12.91%
135 LN 780 Snow Lake
Fremont, Indiana


(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 10, 1997, or within 60 days of such date are treated as also outstanding when determining the percent owned by such person and when determining the percent owned by a group of which such a person is a member.

(2) Includes 10,000 shares not outstanding but obtainable upon exercise of presently exercisable options. Mr. Willig has sole power to vote and direct the disposition of the 200,256 shares which are beneficially owned by him and presently outstanding.


                     SHAREHOLDINGS OF OFFICERS AND DIRECTORS


         The beneficial ownership of the Company's Common Stock, $.08 par value, by directors and nominees for directors and by all of the Company's present executive officers and directors as a group, as of March 10, 1997, is set forth in the table below. Unless otherwise indicated the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


Name of Individual or              Number of Shares                 Percent of
Identity of Group                  Beneficially Owned (1)             Class
------------------------------------------------------------------------------

Leslie A. Willig                         210,256                      12.91%
George A. Kiproff                         16,375                       1.00%
William L. Norman                         39,336                       2.42%
Thomas J. Cassady                         49,312                       3.04%
James R. Loomis                           20,562                       1.27%
Joe M. Kilgore                            80,537                       5.02%
All Executive Officers and
Directors as a Group
(9 persons)                              482,367                      28.95%


(1) Includes the following shares which may be acquired within 60 days through exercise of options: Mr. Willig - 10,000; Mr. Kiproff - 4,000; Mr. Norman - 3,334; Mr. Cassady - 4,000; Mr. Loomis - 4,000; and all executive officers
    - 48,043.

                              INDEPENDENT AUDITORS

         The Company has selected Virchow, Krause & Company, LLP certified public accountants, as the independent auditors for the Company and its subsidiaries for the year ending December 31, 1996. The firm has acted as auditors for the Company and its subsidiaries since October 1, 1974.

         The Board of Directors expects that a representative of Virchow, Krause & Company, LLP will be present at the Company's 1997 Annual Meeting of Shareholders. Such representative will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                             SHAREHOLDERS PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 Annual Meeting must be received by the Company by December 15, 1997 to be includable in the Company's Proxy Statement and related proxy for the 1998 Annual Meeting.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the Meeting. If any other matter properly comes before the Meeting, the appointees named in the proxies will vote in accordance with their best judgement.

                                  ANNUAL REPORT

         A copy of the Company's Report to Shareholders for the year ended December 31, 1996, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of such Report is incorporated herein and no part thereof is to be considered proxy soliciting materials.


         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF MARCH 10, 1997, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. THE FORM 10-K INCLUDES A LIST OF EXHIBITS NOT CONTAINED THEREIN. SUCH EXHIBITS WILL BE FURNISHED UPON WRITTEN REQUEST AT A CHARGE OF $.50 PER PAGE PLUS THE COMPANY'S MAILING EXPENSES. ALL SUCH REQUESTS SHOULD BE SENT TO VICE PRESIDENT-TREASURER, PHOTO CONTROL CORPORATION, 4800 QUEBEC AVENUE NORTH, MINNEAPOLIS, MINNESOTA 55428.

                                                   BY ORDER OF THE
                                                   BOARD OF DIRECTORS,

                                                   Leslie A. Willig
                                                   Chairman

Date:  April 1, 1997
Minneapolis,  Minnesota




                            PHOTO CONTROL CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 8, 1997

         The undersigned hereby appoints Leslie A. Willig and George A. Kiproff, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Photo Control Corporation registered in the name of the undersigned on March 10, 1997, with the powers the undersigned would possess if personally present at the 1997 Annual Meeting of Shareholders of Photo Control Corporation to be held at First Bank, Marquette Office, 6th and Marquette, Minneapolis, Minnesota at 3:30 p.m., Daylight Savings Time on May 8, 1997, and at any adjournment thereof, hereby revoking any proxy or proxies previously given. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                            (continued on other side)


1) Proposal to set the NUMBER OF DIRECTORS AT SIX
   ( ) FOR   ( ) AGAINST   ( ) ABSTAIN

2) ELECTION OF DIRECTOR: Nominee:
   James R. Loomis    ( ) FOR the Nominee
                      ( ) WITHHOLD AUTHORITY to vote for nominee.
   WIlliam L. Norman  ( ) FOR the Nominee
                      ( ) WITHHOLD AUTHORITY to vote for nominee.

3) In their discretion, the appointed Proxies are authorized to vote upon such OTHER BUSINESS as may properly come before the Meeting or any any adjournment.
                              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

                              Date________________________________________,1997

                              _________________________________________________

                              _________________________________________________


                              PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating where appropriate, offical position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.